SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-WHX CORPORATION

          GAMCO INVESTORS, INC.
                                12/09/99            1,000-            8.6875
                                11/29/99            1,500-            9.0000
                                11/24/99            1,500-             *DO
                                10/26/99            3,000-            8.3750
                                10/25/99            1,500-            9.5625
                                10/20/99            5,000-            9.8813

























          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.



                                              SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE NOTES- WHX CORP CONV PRFD A

          GAMCO INVESTORS, INC.
                                12/16/99              500            31.9375






















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.















                                           SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          CONVERTIBLE NOTES- WHX CORP CONV PRFD B

          GAMCO INVESTORS, INC.
                                12/16/99              500            27.4375
                                12/09/99            1,000-           28.0875
                                11/09/99              500-           29.5000
                                11/02/99              500-           31.0000
          GABELLI FUNDS, LLC.
               THE GABELLI SMALL CAP GROWTH FUND
                                12/06/99           47,000            28.0000
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                12/06/99           47,000-           27.9991


















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.